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                             RESOLUTION OF THE
                   PERSONNEL COMMITTEE AND BOARD OF DIRECTORS
                          OF TCF FINANCIAL CORPORATION
Re: Composition of Administrative Committee

                        AMENDMENT TO DIRECTORS STOCK PROGRAM

     RESOLVED, that the Administrative Committee for the Directors' Stock Program shall consist of the members of the Personnel/Affirmative Action Committee who qualify from time to time as "Non-employee Directors" under Rule 16b-3 of the Securities and Exchange Commission.


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